SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 3, 2002

                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                      0-16014                   23-2417713
  (State or other            (Commission File Number)       (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)


                                 (814) 274-9830
               Registrant's telephone number, including area code




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Item 5. Other Events and Regulation FD Disclosure

In a press release dated April 3, 2002, Adelphia Communications Corporation (the "Company") confirmed that the Securities and Exchange Commission is conducting an informal inquiry into its previously disclosed co-borrowing agreements and has asked the Company to provide clarification and related documentation. A copy of the press release dated April 3, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.

Item 7. Financial Statements and Exhibits

Exhibit No.                            Description


99.01             Press Release dated April 3, 2002 (Filed Herewith).


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 3, 2002              ADELPHIA COMMUNICATIONS CORPORATION
                                             (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                       ------------------------
                                       Timothy J. Rigas
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                            Description


99.01             Press Release dated April 3, 2002 (Filed Herewith).